UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 12, 2022

Date of Report (Date of earliest event reported)

Adverum Biotechnologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36579	20-5258327
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Cardinal Way

Redwood City, CA 94063

(Address of principal executive offices, including zip code)

(650) 656-9323

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADVM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer and Principal Financial and Accounting Officer

On December 12, 2022, the Board of Directors of Adverum Biotechnologies, Inc. appointed Linda Rubinstein as Adverum’s Chief Financial Officer. Ms. Rubinstein also assumed the role of Principal Financial Officer and Principal Accounting Officer of Adverum. Ms. Rubinstein replaces John Rakow, who previously served as Acting Chief Financial Officer and Principal Financial Officer, and Nancy Pecota, who previously served as Principal Accounting Officer. Mr. Rakow and Ms. Pecota ceased their respective roles effective as of December 12, 2022. Mr. Rakow will continue to serve in his role of General Counsel of Adverum.

Ms. Rubinstein, age 56, was appointed as Chief Financial Officer on December 12, 2022. Ms. Rubinstein has served as Partner at FLG Partners, LLC, a chief financial officer and board advisory services firm, since September 2010, where she assists clients with strategic planning, executes financing transactions, creates business plans and develops corporate and investor positioning. During the previous five years, Ms. Rubinstein has served as consulting chief financial officer or financial advisor to multiple biotech companies, including Alector, Apexigen, ArmaGen, Five Prime Therapeutics, Kezar Life Sciences, Medikine, RenovoRx and Sublimity Therapeutics. Ms. Rubinstein earned a B.A. and a M.A. from University of California, Los Angeles.

In connection with retaining Ms. Rubinstein as its Chief Financial Officer, Adverum entered into a Confidential Consulting Agreement with FLG Partners, effective November 22, 2022 (the “Consulting Agreement”), pursuant to which FLG Partners will serve as an independent contractor to Adverum. Adverum will pay FLG Partners at a rate of $650 per hour for Ms. Rubinstein’s services. The foregoing description of the Consulting Agreement is only a summary and is qualified in its entirety by reference to the Consulting Agreement, a copy of which will be filed as an exhibit to Adverum’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVERUM BIOTECHNOLOGIES, INC.

Date: December 13, 2022	By:	/s/ Laurent Fischer
Laurent Fischer, M.D. President and Chief Executive Officer